EXHIBIT 99.3

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report of First Federal Bancorp, Inc. (the "Company"), on Form 10-KSB/A for the fiscal year ended September 30, 2002, dated the date of this Certification (the "Report"), I, J. William Plummer, the President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 18, 2002                /s/ J. William Plummer
                                       ----------------------------------
                                       J. William Plummer
                                       President and Chief Executive Officer